                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 30, 2004
                        (Date of earliest event reported)

 FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and
       Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the First Horizon Mortgage Pass-Through Trust 2004-4, Mortgage Pass-Through Certificates, Series 2004-4).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)



        Delaware                   333-110100                    75-2808384
(State of Incorporation)       (Commission File No.)          (I.R.S. Employer
                                                             Identification No.)

          4000 Horizon Way
            Irving, Texas                                           75063
(Address of Principal executive offices)                         (Zip Code)



       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5.  Other Events.
         -------------

         Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on May 26, 2004, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-4 (the "Offered Securities").

         Pursuant to a Mortgage Loan Purchase Agreement dated as of May 27, 2004 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold an initial pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Initial Mortgage Loans") to the Registrant.

         Pursuant to a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee, the Registrant sold the Initial Mortgage Loans to the Trust. On May 27, 2004, the Trust created the Offered Securities pursuant to the Pooling and Servicing Agreement and issued the Offered Securities, which evidence a beneficial ownership interest in the Trust Fund, which consists primarily of the Mortgage Loans (as defined below).

         Pursuant to a Subsequent Mortgage Loan Purchase Agreement dated as of June 30, 2004 (the "Subsequent MLPA"), by and between FHHLC and the Registrant, FHHLC sold an additional pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Subsequent Mortgage Loans" and, together with the Initial Mortgage Loans, the "Mortgage Loans") to the Registrant.

         Pursuant to a Subsequent Transfer Agreement dated as of June 30, 2004 (the "Subsequent Transfer Agreement"), by and between the Registrant and the Trustee, the Registrant sold the Subsequent Mortgage Loans to the Trust.

         Set forth below is a tabular description of all of the Mortgage Loans (including the Subsequent Mortgage Loans) included in Pool I as of the end of the Funding Period. Other than with respect to rates of interest, percentages (approximate) are reported by aggregate Stated Principal Balance of the related Mortgage Loans as of the related Cut-off Date and have been rounded in order to total 100%.

         Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Pooling and Servicing Agreement.



                  [Remainder of Page Intentionally Left Blank]

                  MORTGAGE RATES FOR THE
                 MORTGAGE LOANS IN POOL I

                   Number      Aggregate      Percentage
                    of         Principal          of
Current Gross     Mortgage      Balance        Mortgage
Coupon (%)         Loans      Outstanding       Pool
----------        --------  ---------------   ----------
5.125...........     2      $    995,056.39        0.30%
5.250...........    10         5,635,637.69        1.69
5.375...........    34        16,131,952.30        4.82
5.500...........   138        67,711,305.51       20.25
5.625...........   164        83,648,522.20       25.02
5.750...........   153        77,899,347.46       23.30
5.875...........    82        41,172,644.75       12.31
6.000...........    28        13,768,544.28        4.12
6.125...........    26        14,198,024.36        4.25
6.250...........    14         6,365,660.00        1.90
6.375...........     5         2,394,900.00        0.72
6.500...........     3         1,157,650.00        0.35
6.625...........     3         1,131,800.00        0.34
6.750...........     2         1,065,584.00        0.32
7.125...........     1           370,600.00        0.11
7.250...........      1          717,732.88        0.21
                  -----     ---------------      ------
     TOTAL:.....   666      $334,364,961.82      100.00%
                   ===      ===============      ======

     As of the applicable cut-off dates, the weighted average mortgage rate of all of the mortgage loans in Pool I is expected to be approximately 5.709%. The mortgage interest rates on a per annum basis range between 5.125% and 7.250%.




             CURRENT MORTGAGE LOAN PRINCIPAL BALANCES
                 FOR THE MORTGAGE LOANS IN POOL I

                            Number       Aggregate      Percentage
Range of Current              of         Principal         of
Mortgage Loan              Mortgage       Balance        Mortgage
Principal Balances ($)      Loans       Outstanding        Pool
---                        --------     -----------       -----
  300,001 -   350,000.....     14      $  4,833,657.99     1.45%
  350,001 -   400,000.....    169        64,046,633.63    19.15
  400,001 -   450,000.....    118        50,283,186.07    15.04
  450,001 -   500,000.....    132        63,191,146.96    18.90
  500,001 -   550,000.....     65        34,166,428.38    10.22
  550,001 -   600,000.....     47        27,093,483.29     8.10
  600,001 -   650,000.....     57        36,289,647.27    10.85
  650,001 -   700,000.....      9         6,121,599.00     1.83
  700,001 -   750,000.....     11         8,032,628.92     2.40
  750,001 -   800,000.....     10         7,816,802.47     2.34
  800,001 -   850,000.....      7         5,858,097.35     1.75
  850,001 -   900,000.....      5         4,412,164.28     1.32
  900,001 -   950,000.....      6         5,521,572.36     1.65
  950,001 - 1,000,000.....     14        13,834,339.00     4.14
1,300,001 - 1,400,000.....      1         1,363,574.85     0.41
1,400,001 - 1,500,000.....      1         1,500,000.00     0.45
                            -----      ---------------   ------
         TOTAL:...........    666      $334,364,961.82   100.00%
                            =====      ===============   ======

     As of the applicable cut-off dates, the average principal balance of all of the mortgage loans in Pool I is expected to be $502,049.49.




                 ORIGINAL LOAN-TO-VALUE RATIOS
                FOR THE MORTGAGE LOANS IN POOL I

Range of                           Aggregate     Percentage
Original           Number of       Principal         of
Loan-to-Value      Mortgage         Balance       Mortgage
Ratios (%)          Loans         Outstanding       Pool
----------          -----         -----------       ----
50.00 and Below...     68       $ 36,891,835.12    11.03%
50.01 to 55.00....     36         18,308,069.81      5.48
55.01 to 60.00....     45         22,780,913.82      6.81
60.01 to 65.00....     69         36,978,481.13     11.06
65.01 to 70.00....     92         48,002,040.12     14.36
70.01 to 75.00....     91         44,230,575.15     13.23
75.01 to 80.00....    251        121,398,112.62     36.31
80.01 to 85.00....      2            966,743.35      0.29
85.01 to 90.00....      9          3,696,590.70      1.11
90.01 to 95.00....      3          1,111,600.00      0.33
                    -----       ---------------    ------
         TOTAL:...    666       $334,364,961.82    100.00%
                    =====       ===============    ======

     The weighted average original loan-to-value ratio of all of the mortgage loans in Pool I is expected to be approximately 68.00%.




           GEOGRAPHIC DISTRIBUTION OF MORTGAGED
        PROPERTIES FOR THE MORTGAGE LOANS IN POOL I

                     Number        Aggregate     Percentage
                       of          Principal         of
                    Mortgage        Balance       Mortgage
Geographic Area      Loans        Outstanding       Pool
---------------      -----        -----------       ----
Arizona.........       13       $  6,343,761.26     1.90%
Arkansas........        1            425,600.00     0.13
California......      184         97,185,433.31    29.07
Colorado........        8          3,855,716.49     1.15
Connecticut.....        7          3,349,370.28     1.00
Delaware........        1            982,000.00     0.29
District of
Columbia........        2          1,008,043.21     0.30
Florida.........        7          4,242,307.33     1.27
Georgia.........       21          9,965,666.22     2.98
Idaho...........        5          2,860,543.58     0.86
Illinois........        5          2,226,182.89     0.67
Indiana.........        8          4,096,119.97     1.23
Kansas..........        2            824,950.00     0.25
Louisiana.......        1            350,628.57     0.10
Maine...........        1            500,000.00     0.15
Maryland........       64         29,959,654.36     8.96
Massachusetts...       50         25,263,848.66     7.56
Michigan........       10          4,707,800.00     1.41
Minnesota.......        4          2,498,700.00     0.75
Mississippi.....        1            425,000.00     0.13
Missouri........        6          2,704,030.00     0.81
Nebraska........        1            552,000.00     0.17
Nevada..........        9          3,908,244.47     1.17
New Hampshire...        4          1,798,022.93     0.54
New Jersey......       21         10,754,601.27     3.22
New York........        6          2,865,483.34     0.86
North Carolina..       19          9,749,411.81     2.92
Ohio............        5          2,748,251.00     0.82
Oklahoma........        1            398,000.00     0.12
Oregon..........       14          7,325,069.38     2.19
Pennsylvania....       13          6,450,705.46     1.93
Rhode Island....        5          2,805,837.29     0.84
South Carolina..        5          2,891,466.94     0.86
Tennessee.......       21         10,355,038.53     3.10
Texas...........       21          9,922,026.38     2.97
Virginia........       65         30,723,340.40     9.19
Washington......       55         27,342,106.49     8.18
                    -----       ---------------   ------
         TOTAL:.      666       $334,364,961.82   100.00%
                    =====       ===============   ======

     No more than approximately 2.251% of the mortgage loans in Pool I are secured by mortgaged properties located in any one postal zip code area.

              PURPOSE OF MORTGAGE LOANS FOR THE
                  MORTGAGE LOANS IN POOL I

                      Number     Aggregate     Percentage
                       of        Principal         of
                     Mortgage     Balance       Mortgage
Loan Purpose          Loans     Outstanding       Pool
------------          -----     -----------       ----
Purchase .........     282     $141,726,911.97    42.39%
Refinance
(rate/term).......     297      150,462,706.81    45.00
Refinance (cash
out)..............      87       42,175,343.04    12.61
                     -----     ---------------    -----
         TOTAL:...     666     $334,364,961.82   100.00%
                     =====     ===============   ======


                 TYPES OF MORTGAGED PROPERTIES
                FOR THE MORTGAGE LOANS IN POOL I

                    Number        Aggregate     Percentage
                      of          Principal         of
                    Mortgage      Balance        Mortgage
Property Type        Loans      Outstanding        Pool
-------------        -----      -----------        ----
Single Family*....    641      $322,388,295.01     96.42%
Planned Unit .....      8         3,745,293.83      1.12
Condominium.......      9         4,176,465.02      1.25
High Rise Condo...      3         1,290,330.00      0.39
2-4 Family........      5         2,764,577.96      0.83
                    -----      ---------------    ------
         TOTAL:...    666      $334,364,961.82    100.00%
                    =====      ===============    ======

     * Includes de minimis Planned Unit Development.





                    OCCUPANCY TYPES FOR THE
                   MORTGAGE LOANS IN POOL I

                      Number      Aggregate     Percentage
                        of        Principal         of
                     Mortgage      Balance       Mortgage
Occupancy Types       Loans      Outstanding       Pool
---------------       -----      -----------       ----
Primary Residence...    650     $326,627,620.04    97.69%
Secondary
Residence...........     14        6,938,557.61     2.08
Investor Property...      2          798,784.17     0.24
                      -----     ---------------   ------
         TOTAL:.....    666     $334,364,961.82   100.00%
                      =====     ===============   ======


                     REMAINING TERMS TO MATURITY
                   FOR THE MORTGAGE LOANS IN POOL I

                       Number        Aggregate      Percentage
                         of          Principal          of
Remaining Term to      Mortgage       Balance        Mortgage
Maturity (Months)       Loans       Outstanding        Pool
-----------------       -----       -----------        ----
239................       1       $    418,067.32       0.13%
300................       2            869,080.00       0.26
338................       1            390,121.76       0.12
339................       1            463,177.46       0.14
346................       1            766,453.75       0.23
347................       1            357,030.00       0.11
348................       2          1,224,000.00       0.37
353................       1            516,616.30       0.15
355................       1            374,466.58       0.11
357................       2          1,104,011.31       0.33
358................      10          4,574,701.63       1.37
359................     101         49,868,354.75      14.91
360................     542        273,438,880.96      81.78
                      -----       ----------------    ------
         TOTAL:....     666       $334,364,961.82     100.00%
                      =====       ===============     ======

     As of the applicable cut-off dates, the weighted average remaining term to maturity of all of the mortgage loans in Pool I is expected to be approximately 359 months.

       FICO SCORES FOR THE MORTGAGE LOANS IN POOL I

                      Number        Aggregate      Percentage
                        of          Principal          of
Range of FICO         Mortgage       Balance        Mortgage
Scores                 Loans       Outstanding       Pool
------                 -----       -----------       ----
600-649...........       5       $  3,232,117.02      0.97%
650-659...........      11          5,551,057.00      1.66
660-669...........      12          6,054,095.49      1.81
670-679...........      16          7,253,127.11      2.17
680-689...........      31         16,240,703.65      4.86
690-699...........      28         15,865,498.99      4.74
700-709...........      36         18,450,124.91      5.52
710-719...........      35         16,826,781.90      5.03
720-729...........      48         24,166,673.87      7.23
730-739...........      38         17,839,136.00      5.34
740-749...........      53         27,235,019.40      8.15
750-759...........      69         34,925,965.90     10.45
760-769...........      69         36,214,812.56     10.83
770-779...........      74         35,676,990.26     10.67
780-789...........      74         36,589,534.98     10.94
790-799...........      50         24,290,340.45      7.26
800+..............      17          7,952,982.33      2.38
                     -----       ---------------    ------
         TOTAL:...     666       $334,364,961.82    100.00%
                     =====       ===============    ======

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FIRST HORIZON ASSET SECURITIES INC.



June 30, 2004                   By: /s/  Wade Walker
                                    --------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization